QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.4

ABBOTT LABORATORIES
1996 INCENTIVE STOCK PROGRAM
INCENTIVE STOCK OPTION

ABBOTT LABORATORIES (THE "COMPANY") HEREBY GRANTS TO
 «FIRST_NAME» «MI» «LAST_NAME»            (THE "EMPLOYEE")
 «SSN»

AN INCENTIVE STOCK OPTION TO PURCHASE FROM TIME TO TIME ALL OR ANY PART OF A TOTAL OF «ISOs» COMMON SHARES OF THE COMPANY IDENTIFIED ABOVE AS BEING SUBJECT TO THIS INCENTIVE STOCK OPTION AT THE PRICE OF «PRICE» PER SHARE (SUCH PRICE BEING NOT LESS THAN 100% OF THE FAIR MARKET VALUE OF THE SHARES ON THE DATE HEREOF) UPON THE TERMS AND CONDITIONS SET FORTH BELOW AND PURSUANT TO SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THIS INCENTIVE STOCK OPTION IS GRANTED THIS «Grant_Day» DAY OF «Grant_Month Year», UNDER THE COMPANY'S 1996 INCENTIVE STOCK PROGRAM (HEREIN CALLED THE "PROGRAM") FOR THE PURPOSE OF FURNISHING TO THE EMPLOYEE AN APPROPRIATE INCENTIVE TO IMPROVE OPERATIONS AND INCREASE PROFITS AND ENCOURAGING THE EMPLOYEE TO CONTINUE EMPLOYMENT WITH THE COMPANY AND ITS SUBSIDIARIES. THIS OPTION INCORPORATES AND IS SUBJECT TO, THE PROVISIONS OF THE PROGRAM. TERMS USED HEREIN SHALL HAVE THE SAME MEANING AS IN THE PROGRAM, AND IN THE EVENT OF ANY INCONSISTENCY BETWEEN THE PROVISIONS HEREOF AND THE PROVISIONS OF THE PROGRAM THE PROGRAM SHALL CONTROL.

THE TERMS AND CONDITIONS OF THE OPTION ARE AS FOLLOWS:

1.
THIS OPTION MAY, BUT NEED NOT, BE EXERCISED IN INSTALLMENTS, BUT MAY BE EXERCISED ONLY TO THE EXTENT, AND WITHIN THE TIME PERIODS DESCRIBED BELOW. DURING THE LIFETIME OF THE EMPLOYEE THIS OPTION MAY BE EXERCISED ONLY BY THE EMPLOYEE AND (EXCEPT AS PROVIDED BELOW) ONLY WHILE IN THE EMPLOY OF THE COMPANY OR ANY OF ITS SUBSIDIARIES.

2.
THIS OPTION MAY BE EXERCISED ONLY ON OR AFTER THE FIRST ANNIVERSARY OF THE GRANT DATE. TERMINATION OF EMPLOYMENT BEFORE THE FIRST ANNIVERSARY OF THE GRANT DATE WILL TERMINATE ALL RIGHTS UNDER THE OPTION (UNLESS THE TERMINATION IS FOR REASON OF RETIREMENT, DISABILITY OR DEATH, OR FOR A REASON OTHER THAN RETIREMENT, DISABILITY OR DEATH AND THE FIRST ANNIVERSARY OF THE GRANT DATE OCCURS WITHIN THE THREE (3) MONTH PERIOD DESCRIBED IN PARAGRAPH 4).

  (NOTE: ALTHOUGH THIS OPTION IN CERTAIN CIRCUMSTANCES MAY BE EXERCISED MORE THAN THREE MONTHS AFTER TERMINATION OF EMPLOYMENT, UNDER SECTION 422 OF THE CODE THE OPTION MUST BE EXERCISED WITHIN THREE MONTHS AFTER TERMINATION FOR ANY REASON OTHER THAN DISABILITY OR DEATH TO QUALIFY FOR INCENTIVE STOCK OPTION TAX TREATMENT.)

3.
ON THE FIRST ANNIVERSARY OF THE GRANT DATE ONE-THIRD OF THE TOTAL NUMBER OF SHARES (ROUNDED UP) COVERED BY THIS OPTION MAY BE PURCHASED; ON THE SECOND ANNIVERSARY OF THE GRANT DATE TWO-THIRDS OF THE TOTAL NUMBER OF SHARES (ROUNDED UP) COVERED BY THIS OPTION MAY BE PURCHASED AND ON THE THIRD ANNIVERSARY OF THE GRANT DATE THIS OPTION SHALL BE EXERCISABLE IN FULL. IN THE EVENT OF TERMINATION OF EMPLOYMENT, THE NUMBER OF SHARES WHICH MAY BE PURCHASED PURSUANT TO THIS PARAGRAPH SHALL BE DETERMINED AS IF THE EMPLOYEE CONTINUED TO BE EMPLOYED BY THE COMPANY DURING THE PERIODS

  REFERRED TO IN PARAGRAPHS 4, 5, 6, 7, 8 AND 9 OF THIS OPTION. THE RIGHT TO PURCHASE SHALL CUMULATE SO THAT SHARES MAY BE PURCHASED AT ANY TIME AFTER BECOMING ELIGIBLE FOR PURCHASE UNTIL TERMINATION OF THE OPTION.

4.
SUBJECT TO PARAGRAPHS 10 AND 11, IF EMPLOYMENT OF THE EMPLOYEE WITH THE COMPANY AND ITS SUBSIDIARIES TERMINATES, FOR ANY REASON OTHER THAN RETIREMENT, DISABILITY OR DEATH, THIS OPTION MAY BE EXERCISED BY THE EMPLOYEE TO THE EXTENT PERMITTED UNDER PARAGRAPH 3 WITHIN THREE (3) MONTHS AFTER THE EMPLOYEE'S LAST DAY OF WORK, BUT NOT BEYOND THE TERM OF THE OPTION.

5.
SUBJECT TO PARAGRAPHS 10 AND 11, IF THE EMPLOYEE SHOULD RETIRE UNDER THE ABBOTT LABORATORIES ANNUITY RETIREMENT PLAN OR ANY OTHER PENSION OR RETIREMENT PLAN OF THE COMPANY OR A SUBSIDIARY, THIS OPTION MAY BE EXERCISED BY THE EMPLOYEE TO THE EXTENT PERMITTED UNDER PARAGRAPH 3 WITHIN THE TERM OF THE OPTION.

6.
SUBJECT TO PARAGRAPHS 10 AND 11, IF EMPLOYMENT OF THE EMPLOYEE WITH THE COMPANY AND ITS SUBSIDIARIES TERMINATES DUE TO DISABILITY, THIS OPTION MAY BE EXERCISED BY THE EMPLOYEE TO THE EXTENT PERMITTED UNDER PARAGRAPH 3 WITHIN THE TERM OF THE OPTION.

7.
IN THE EVENT OF DEATH OF THE EMPLOYEE DURING EMPLOYMENT, THIS OPTION MAY BE EXERCISED TO THE EXTENT PERMITTED UNDER PARAGRAPH 3 WITHIN THE TERM OF THE OPTION AND ONLY BY THE EXECUTOR OR ADMINISTRATOR OF THE ESTATE OF THE EMPLOYEE OR THE PERSON OR PERSONS TO WHOM RIGHTS UNDER THE OPTION HAVE PASSED BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION.

8.
IN THE EVENT OF DEATH OF THE EMPLOYEE DURING THE THREE (3) MONTH PERIOD REFERRED TO IN PARAGRAPH 4 OF THIS OPTION, THIS OPTION MAY BE EXERCISED TO THE EXTENT PERMITTED UNDER PARAGRAPH 3 WITHIN THREE (3) MONTHS AFTER SUCH DEATH, BUT NOT BEYOND THE TERM OF THE OPTION AND ONLY BY THE EXECUTOR OR ADMINISTRATOR OF THE ESTATE OF THE EMPLOYEE OR THE PERSON OR PERSONS TO WHOM RIGHTS UNDER THE OPTION HAVE PASSED BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION.

9.
IN THE EVENT OF DEATH OF THE EMPLOYEE DURING THE PERIODS REFERRED TO IN PARAGRAPHS 5 OR 6 OF THIS OPTION, THIS OPTION MAY BE EXERCISED TO THE EXTENT PERMITTED UNDER PARAGRAPH 3 WITHIN THE TERM OF THE OPTION AND ONLY BY THE EXECUTOR OR ADMINISTRATOR OF THE ESTATE OF THE EMPLOYEE OR THE PERSON OR    PERSONS TO WHOM RIGHTS UNDER THE OPTION HAVE PASSED BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION.

10.
NOTWITHSTANDING PARAGRAPHS 4, 5 AND 6, THIS OPTION SHALL IMMEDIATELY TERMINATE IN THE EVENT THE EMPLOYEE ENGAGES, DIRECTLY OR INDIRECTLY, FOR THE BENEFIT OF THE EMPLOYEE OR OTHERS, IN ANY ACTIVITY, EMPLOYMENT OR BUSINESS DURING EMPLOYMENT OR WITHIN TWELVE (12) MONTHS AFTER THE DATE OF TERMINATION OR RETIREMENT WHICH, IN THE SOLE OPINION AND DISCRETION OF THE COMPENSATION COMMITTEE OR ITS DELEGATE, IS COMPETITIVE WITH THE COMPANY OR ANY OF ITS SUBSIDIARIES.

11.
NOTWITHSTANDING PARAGRAPHS 4, 5, AND 6, THESE OPTIONS SHALL IMMEDIATELY TERMINATE, IF IN THE SOLE OPINION AND DISCRETION OF THE COMPENSATION COMMITTEE OR ITS DELEGATE, THE EMPLOYEE (A) ENGAGES IN A MATERIAL BREACH OF THE COMPANY'S CODE OF BUSINESS CONDUCT; (B) COMMITS AN ACT OF FRAUD, EMBEZZLEMENT OR THEFT IN CONNECTION WITH THE EMPLOYEE'S DUTIES OR IN THE COURSE OF EMPLOYMENT; OR (C) WRONGFULLY DISCLOSES SECRET PROCESSES OR CONFIDENTIAL INFORMATION OF THE COMPANY OR ITS SUBSIDIARIES.

12.
THIS OPTION MAY NOT UNDER ANY CIRCUMSTANCES BE EXERCISED ON OR AFTER THE TENTH (10) ANNIVERSARY OF THE GRANT DATE.

13.
NOTHING HEREIN CONFERS UPON THE EMPLOYEE ANY RIGHT TO CONTINUE IN THE EMPLOY OF THE COMPANY OR OF ANY SUBSIDIARY.

14.
THIS OPTION IS NOT TRANSFERABLE OTHERWISE THAN BY WILL OR THE LAWS OF DESCENT AND DISTRIBUTION AND IS EXERCISABLE DURING THE EMPLOYEE'S LIFETIME ONLY BY THE EMPLOYEE. IT MAY NOT BE ASSIGNED, TRANSFERRED (EXCEPT AS AFORESAID), PLEDGED OR HYPOTHECATED IN ANY WAY, WHETHER BY OPERATION OF LAW OR OTHERWISE, AND SHALL NOT BE SUBJECT TO EXECUTION, ATTACHMENT, OR SIMILAR PROCESS. ANY ATTEMPT AT ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION, OR OTHER DISPOSITION OF THIS OPTION CONTRARY TO THE PROVISIONS HEREOF AND THE LEVY OF ANY ATTACHMENT OR SIMILAR PROCESS UPON THIS OPTION, SHALL BE NULL AND VOID AND WITHOUT EFFECT.

15.
THE OPTION MAY BE EXERCISED ONLY BY DELIVERING TO THE SECRETARY OR OTHER DESIGNATED EMPLOYEE OR AGENT OF THE COMPANY A WRITTEN, ELETRONIC, OR TELEPHONIC NOTICE OF EXERCISE, SPECIFYING THE NUMBER OF COMMON SHARES WITH RESPECT TO WHICH THE OPTION IS THEN BEING EXERCISED, AND BY PAYMENT OF THE FULL PURCHASE PRICE OF THE SHARES BEING PURCHASED IN CASH, OR WITH OTHER COMMON SHARES OF THE COMPANY HELD BY THE EMPLOYEE HAVING A THEN FAIR MARKET VALUE EQUAL TO THE PURCHASE PRICE, OR BY DELIVERY OF A PROPERLY EXECUTED EXERCISE NOTICE TOGETHER WITH A COPY OF IRREVOCABLE INSTRUCTIONS TO A BROKER TO DELIVER PROMPTLY TO THE COMPANY THE AMOUNT OF SALE OR LOAN PROCEEDS TO PAY THE PURCHASE PRICE, OR A COMBINATION THEREOF, AND IN THE EVENT THE OPTION IS BEING EXERCISED BY A PERSON OR PERSONS OTHER THAN THE EMPLOYEE, SUCH APPROPRIATE TAX CLEARANCES, PROOF OF THE RIGHT OF SUCH PERSON OR PERSONS TO EXERCISE THE OPTION, AND OTHER PERTINENT DATA AS THE COMPANY MAY DEEM NECESSARY.

16.
THE COMPANY SHALL NOT BE REQUIRED TO ISSUE OR DELIVER ANY SHARES PURCHASED UPON ANY EXERCISE PENDING COMPLIANCE WITH ALL APPLICABLE FEDERAL AND STATE SECURITIES AND OTHER LAWS (INCLUDING ANY REGISTRATION REQUIREMENTS) AND COMPLIANCE WITH THE RULES AND PRACTICES OF ANY STOCK EXCHANGE UPON WHICH THE COMPANY'S COMMON SHARES ARE LISTED.

17.
THE EMPLOYEE MAY SATISFY ANY FEDERAL, STATE AND LOCAL TAXES ARISING FROM ANY TRANSACTION RELATED TO THIS OPTION BY (1) HAVING THE COMPANY WITHHOLD COMMON SHARES FROM THE OPTION TO SATISFY THE MINIMUM APPLICABLE WITHHOLDING TAX OR (2) DELIVERING OTHER PREVIOUSLY ACQUIRED COMMON SHARES OF THE COMPANY HAVING A FAIR MARKET VALUE APPROXIMATELY EQUAL TO THE AMOUNT TO BE WITHHELD.

18.
NEITHER THIS OPTION, SHARES ISSUED UPON ITS EXERCISE, ANY EXCESS OF MARKET VALUE OVER OPTION PRICE, NOR ANY OTHER RIGHTS, BENEFITS, VALUES OR INTEREST RESULTING FROM THE GRANTING OF THIS OPTION SHALL BE CONSIDERED AS COMPENSATION FOR PURPOSES OF ANY PENSION OR RETIREMENT PLAN, INSURANCE PLAN, INVESTMENT OR STOCK PURCHASE PLAN, OR ANY OTHER EMPLOYEE BENEFIT PLAN OF THE COMPANY OR ANY OF ITS SUBSIDIARIES.

19.
THE GRANT OF A STOCK OPTION UNDER THE PROGRAM DOES NOT CREATE ANY CONTRACTUAL OR OTHER RIGHT TO RECEIVE ADDITIONAL STOCK OPTION GRANTS OR OTHER PROGRAM BENEFITS IN THE FUTURE. NOTHING CONTAINED IN THIS AGREEMENT IS INTENDED TO CREATE OR ENLARGE ANY OTHER CONTRACTUAL OBLIGATIONS BETWEEN THE COMPANY AND THE EMPLOYEE.

  FUTURE GRANTS, IF ANY, AND THEIR TERMS AND CONDITIONS, WILL BE AT THE SOLE DISCRETION OF THE COMPENSATION COMMITTEE. ANY VALUE ASSOCIATED WITH A STOCK OPTION GRANTED UNDER THE PROGRAM IS AN ITEM OF COMPENSATION OUTSIDE THE SCOPE OF THE EMPLOYEE'S EMPLOYMENT CONTRACT, IF ANY.

IN WITNESS WHEREOF, THE COMPANY HAS CAUSED THIS INCENTIVE STOCK OPTION TO BE EXECUTED BY ITS DULY AUTHORIZED OFFICER AS OF THE GRANT DATE ABOVE SET FORTH.

ABBOTT LABORATORIES

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

QuickLinks

  Exhibit 10.4